AYRO®

Corporate Overview | January 2023

NASDAQ: AYRO

Exhibit 99.1

Forward-Looking Statement

This presentation may contain forward-looking statements. These forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements to be materially different from any expected future results, performance, or achievements. Words such as “anticipate,” “believe,” “could,” “estimate,” “intend,” “expect,” “may,” “plan,” “will,” “would” and their opposites and similar expressions are intended to identify forward-looking statements and include the development and launch of the AYRO Vanish. Such forward-looking statements are based on the beliefs of management as well as assumptions made by and information currently available to management. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include, without limitation: AYRO’s success depends on its ability to complete the development of and successfully introduce new products; AYRO may experience delays in the development and introduction of new products; the ability of AYRO’s suppliers to deliver parts and assemble vehicles; the ability of the purchaser to terminate or reduce purchase orders; AYRO has a history of losses and has never been profitable, and AYRO expects to incur additional losses in the future and may never be profitable; if AYRO’s Master Procurement Agreement with Club Car is terminated, it may need to identify new strategic channel partners to support the sales of its vehicles; if AYRO loses its exclusive license to manufacture the AYRO 411X model in North America, Cenntro could sell identical or similar products through other companies or directly to AYRO’s customers; AYRO may be unable to replace lost manufacturing capacity on a timely and cost-effective basis, which could adversely impact its operations and ability to meet delivery timelines; the impact of public health epidemics, including the COVID-19 pandemic; the market for AYRO’s products is developing and may not develop as expected and AYRO, accordingly, may never meet its targeted production and sales goals; AYRO’s limited operating history makes evaluating its business and future prospects difficult and may increase the risk of any investment in its securities; AYRO may experience lower-than-anticipated market acceptance of its vehicles; developments in alternative technologies or improvements in the internal combustion engine may have a materially adverse effect on the demand for AYRO’s electric vehicles; the markets in which AYRO operates are highly competitive, and AYRO may not be successful in competing in these industries; AYRO may become subject to product liability claims, which could harm AYRO’s financial condition and liquidity if AYRO is not able to successfully defend or insure against such claims; increases in costs, disruption of supply or shortage of raw materials, in particular lithium-ion cells, could harm AYRO’s business; AYRO may be required to raise additional capital to fund its operations, and such capital raising may be costly or difficult to obtain and could dilute AYRO stockholders’ ownership interests, and AYRO’s long term capital requirements are subject to numerous risks; AYRO may fail to comply with environmental and safety laws and regulations; and AYRO is subject to governmental export and import controls that could impair AYRO’s ability to compete in international market due to licensing requirements and subject AYRO to liability if AYRO is not in compliance with applicable laws. A discussion of these and other factors with respect to AYRO is set forth in our most recent Annual Report on Form 10-K and subsequent reports on Form 10-Q. Forward-looking statements speak only as of the date they are made and AYRO disclaims any intention or obligation to revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Represents "true sustainability" in an all-electric, low-speed vehicle fleet that engenders near-infinite payload reconfigurability while embracing technologies that maximize efficiency and minimize total cost of ownership while enabling those vehicles to traverse environments without disturbing them.

Company Overview

- Founded in 2017; Headquartered in Round Rock, Texas
- Designs and produces utility low-speed electric vehicles (LSEVs) that leave minimal impact on the spaces they traverse and require NO special charging infrastructure → not competitive with Tesla or any other consumer-targeted EV
- Purpose-built, innovative and highly customizable LSEVs ideal for efficient last-mile delivery, micro distribution, campus/facility mobility
- Web-connected and applications-enabled: “Autonomous ready…”
- Ideal in environments where speeds are limited to 35 MPH or anywhere exhaust fumes may create safety hazards

AYRO, Inc. (NASDAQ: AYRO)	
Stock Price (as of 1/17/23)	$0.68
Shares Outstanding	37.0M
Market Capitalization	$25M
Cash & Marketable Securities*	$55.1M
Debt*	$0
Fiscal Year End	12/31
Cash Runway at Current Spend	> 3 years

** As of 9/30/22*






Investment Highlights

- “Newly” appointed management team in place since September 2021 with an average age of 61 and 200+ years of cumulative relevant experience … along with a clear vision, strategy, and product roadmap for LSEV segment
- New management has **revamped EVERYTHING** about how AYRO will build and sell LSEVs, including vehicle/platform design, supply chain, vehicle assembly, and distribution channel
- Recently announced the release of **AYRO Vanish** utility LSEV with production **expected to begin in 1H 2023** → Vanish is successor to “first-generation” utility LSEV (Club Car Current) being sold last 2+ years and now in twilight phase
- **3 consecutive quarters of cost reduction** – even in midst of a new platform and vehicle designed from scratch over last 13 months **–** we believe this demonstrates management’s discipline and prudence with resources and an ability to execute
- Considerable IP now in place at AYRO → two pending design patents, multiple underlying seminal patents in sustainability, six U.S. Utility Patents, and two additional U.S. Utility Patent Applications in process
- We believe we are well-positioned for initial Vanish launch ($55M in cash as of 9/30/22) and subsequent vehicles




AYRO

Leadership Team



THOMAS M. WITTENSCHLAEGER
Chief Executive Officer

- Annapolis Graduate; Nuclear Submariner
- Turnaround Executive
- 44 Patents
- 40 years experience



DREW ARNBERG
VP, Programs

- West Point Graduate
- Multi-billion dollar Federal systems, contracts, in DoD and aerospace
- 35 years experience



SCOTT BRUCE
SVP, Corp Development

- Annapolis Graduate
- Navy Test Pilot
- V-22 Program Manager
- 40 years experience



DAVID E. HOLLINGSWORTH
Chief Financial Officer

- Public Company expertise
- Startup expertise in manufacturing companies
- 16 years experience



TERRY NIELSEN
VP, Manufacturing

- Engineering, manufacturing, machining, design tooling
- Metals, plastics, CNC
- 45 years experience



MARK LUCKEVICH
Chief Engineer

- Vehicle and aircraft systems and engineering
- TRW, ZF, Honeywell
- 18 Patents
- 35 years experience

Business Description

- Designer and manufacturer of utility low-speed electric vehicles (LSEVs) built to OE automotive standards and with zero-emission characteristics that allow for use virtually anywhere, both indoors and outdoors
- In 2022, pivoted to a product family with components primarily sourced from North America and Europe, with vehicle assembly and integration in our Round Rock, Texas facility
- Target market segment straddles the range of a converted golf cart to a small pickup truck. This ’hybrid’ market allows for cannibalization of both adjacent markets by AYRO
- Key differentiators are high payload capacity, on-the-fly payload reconfigurability, applications and web enablement, and low cost of ownership
- Product line roadmap engenders a family of subsequent EVs utilizing common (identical) chassis, subsystems, and components for logistical streamlining and TCOO minimization



Hybrid Segment







Full Size Electric Trucks

Workhorse
Rivian
Canoo
Ford

AYRO Vanish

Small Electric Utility Carts

e-Ride
Gem
E-Z-Go

Bintelli
Columbia
Garia by Club Car

Target Market

- Low-speed vehicle market is projected to grow from $8.9 billion USD in 2021 to $14.4 billion USD in 2027, at CAGR of 8.2% (North America Low Speed Vehicle Report, 18 August 2022)
- Stringent emission standards and lower costs of electric LSVs are shifting preferences toward electric LSVs that are intended for short distances (North America Low Speed Vehicle Report, 18 August 2022)
- Factors that are anticipated to boost the demand of LSV markets in North America include: rising elderly population, commuters, students and government fleets seeking mobility solutions beyond automobiles, and projections of lower vehicle miles and greenhouse gas emissions in the U.S. (North America Low Speed Market to 2027, 04 April 2022)
- Increasing applications in last-mile food and cargo delivery, micro-mobility, and campus/arena operations




AYRO
AYRO


AYRO


VANISH

Historical Perspective

Business Strategy Pivot



Motivation for the Business Strategy Pivot Entering 2022

Prior to management transition in late 2021:

- AYRO received LSEV component kits from Chinese supplier via Pacific shippers into California
- Component kits were assembled into finished vehicles by Karma Automotive in California
- Finished vehicles were distributed exclusively by Club Car through its internal dealer network

However, by year-end 2021:

- Trans-Pacific shipping costs had risen by 700%
- Port of Long Beach remained bottlenecked and shipping times through the Port of Long Beach averaged 72 days
- Import duties were steady at 27.5%
- Quality of key components from China was unpredictable, resulting in rising warranty expenses and overhang
- Club Car wasn't fulfilling its contracted minimum volume purchases to maintain exclusivity
- Warranty response times exceeded 80 days

Elements of the Business Strategy Pivot for New Platform

- Shifted from off-shoring to on-shoring and from outsourcing to insourcing
- Minimized the trans-Pacific component of the supply chain and maximized the North American and European component of the supply chain
- Brought vehicle and platform design in-house using experience and expertise of new management → design, build, source, and support products from North America and reinvest savings from trans-Pacific logistics and duties into product innovation and product quality
- Stopped assembling vehicles at Karma Automotive and brought vehicle assembly in-house by ramping up AYRO's manufacturing facility in Round Rock, TX in preparation to assemble LSEVs at Corporate HQ
- Shifted distribution strategy away from exclusive contract with Club Car to a multi-faceted approach of selling through many non-exclusive distributors, an internal direct sales platform (where possible), the GSA schedule and channel, and channel partners Element Fleet Management and Gallery Carts
- Developed extremely aggressive schedule to design, source, and build AYRO Vanish, with subsequent vehicles to use the same underlying vehicle architecture to maximize operational and capital efficiency

Channel Expansion - Partners


3198
Stanley
DELIVERS
Delivering the Goods
Since 2016

- Supplies customized EV solutions that enable delivery of mobile solutions for food, beverages, retail, and health services


element

- World's largest fleet management company →1 million vehicles under management + 5,500 clients in 700 industries
- Identifies corporate fleet buyers, offers full suite of services - purchase and financing options, field service/repair plans, storage, end-of-life resale, etc.

2021 – 2022 Model Year Lineup: Club Car Current

Over 300 Vehicles built and sold using Chinese components that were assembled by Karma Automotive in California and distributed exclusively by Club Car



2023 Model Year Refresh: New AYRO Vanish

Core Platform
(Flatbed)





Utility Configuration
(Light & Heavy-Duty)



Food Delivery Configuration



Landscape Configuration


AYRO-Z

Mobile Mechanic Configuration

2023 Model Year Roadmap



Vanish

- All platforms share identical components on common chassis architectures
- Spare and maintenance parts IDENTICAL for all three
- Communication, application, and web-enabled
- Only “autonomous ready” platform(s) in the space
- Cost savings from reduced fleet size, reduced insurance overhang, common logistics, and application-enabled operational efficiencies



Valet



Vapor

Factory Stand-Up in Round Rock: Flow Plan



Secure Inventory Cage
Service
Welding
Tire Station
FINISHED GOODS
Tool Box
Desk
Chassis Prep Parts
Cab Prep Parts
Desk
Tool Box
CHASSIS PREP STATION
CAB INTEGRATON
STATION
CAP PREP STATION
OFFLINE REPAIR & SERVICE
Desk
FINAL ASSEMBLY
PAYLOAD &
TIME OF ORDER OPTIONS
FLUIDS & SEATS



AYRO
100

November/December 2022 – “Mules” in Test

Components Inbound from Redefined North American/European Supply Chain







Intellectual Property

Patents & Trademarks

Intellectual Property: Patents

- **2 Design Patents** for AYRO Z platform and payloads have been filed and are pending
- Multiple underlying patents in sustainability filed and pending
- **6 U.S. Utility Patents** pending
- 2 additional U.S. Utility Applications in work
- All patents filed under accelerated consideration criteria due to the age (65) of the named inventor


FIG. 1


FIG. 8


FIG. 38

Current Patent Portfolio

Reference Number	Title	Application Number	Filing Date	Status	Type
58929.11US01	Electric Vehicle Structure	29/830, 198	March 10, 2022	Awaiting examination	Design
58929.12US01	Electric Vehicle Control Systems, Apparatus, and Methods	17/658, 9742	April 12, 2022	Awaiting examination	Utility
58929.23US01	Reconfigurable Vehicle Payload Architecture	29/864, 331	May 20, 2022	Awaiting examination	Design
58929.25US01	Systems and Methods for Residual Tire Track Shaping and Elimination	17/807, 960	June 21, 2022	Awaiting examination	Utility
58929.24US01	Systems and Methods for Providing Reconfigurable Payload Structure	TBD	TBD	Being prepared	Utility
TBD	Systems and Methods for Managing Surface Coatings and Coverings of a Vehicle	TBD	TBD	Being prepared	Utility
58929.47US01	System and Methods for Efficient Acceleration	TBD	TBD	Being prepared	Utility

Intellectual Property: Trademarks

Mark	Application Number Registration Number	Filing Date Registration Date	Status
AYRO	88/431321 6,086,866	May 15, 2019 June 23, 2020	Registered
AYRO	88/859276 6175095	April 3, 2020 October 13, 2020	Registered
SCHLÄGERNULL	97/359807	April 12, 2022	Awaiting examination
THE ART OF SUSTAINABILITY	97/193200	December 28, 2021	Awaiting examination
AYROLINK	97/522298	July 27, 2022	Awaiting examination
AYRO	97/528481	August 1, 2022	Awaiting examination
	97/528485	August 1, 2022	Awaiting examination
VALET	97521044	July 26, 2022	Awaiting examination
VAPOR	97/521048	August 1, 2022	Awaiting examination
VANISH	97/564130	August 25, 2022	Awaiting examination

Financial Trends

Record Revenue & Improved Cost Control

Financials



Revenue
1.20M
1.0M
.80M
.60M
.40M
.20M
.0M
$
Qtr2
Qtr3
Qtr4
Qtr1
Qtr2
2021
2022
New Team Start Date
Revenue

Financials (cont'd)



R&D Expense
4.50M
4.0M
3.50M
3.0M
2.50M
2.0M
1.50M
1.0M
.50M
.0M
$
Qtr2
Qtr3
Qtr4
Qtr1
Qtr2
2021
2022
New Team Start Date
Expense

Financials (cont'd)



Sales and Marketing Expense
.80M
.70M
.60M
.50M
.40M
.30M
.20M
.10M
.0M
$
Qtr2
Qtr3
Qtr4
Qtr1
Qtr2
2021
2022
New Team Start Date
Expense

Financials (cont'd)


G&A Expense
4.0M
3.50M
3.0M
2.50M
2.0M
1.50M
1.0M
.50M
.0M
$
Qtr2
Qtr3
Qtr4
Qtr1
Qtr2
2021
2022
New Team Start Date
Expense

Summary



Investment Highlights

- "Newly" appointed management team in place since September 2021 has an average age of 61 and 200+ years of cumulative relevant experience … along with a clear vision, strategy, and product roadmap for LSEV segment
- New management has **revamped EVERYTHING** about how AYRO will build and sell LSEVs: vehicle/platform design, supply chain, vehicle assembly, and distribution channel
- Recently announced the release of **AYRO Vanish** utility LSEV with production **expected to begin in 1H23** → Vanish is successor to "first-generation" utility LSEV (Club Car Current) being sold last 2+ years and now in twilight phase
- **3 consecutive quarters of cost reduction** – even in midst of a new platform and vehicle design from scratch over the last 13 months – demonstrate management's discipline and prudence with resources and an ability to execute
- Considerable IP now in place at AYRO → two pending design patents, multiple underlying seminal patents in sustainability, six U.S. Utility Patents, and two additional U.S. Utility Patent Applications in process
- Well-positioned for initial Vanish launch ($55M in cash at 9/30/22) and subsequent vehicles



Cold Weather Package


AYRO

Resort Edition

AYRO®

CORE IR
Joseph Delahoussaye III
512.222.2560 | investors@ayro.com
ayro.com

NASDAQ: AYRO